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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                   FORM 8-K/A


                                 Current Report
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


Commission file number:  0-11090


Date of Report:  September 25, 1996


                              NAPA NATIONAL BANCORP
             (Exact name of registrant as specified in its charter)



          California                                   94-2780134
(State or other jurisdiction of                     (I.R.S. Employer
incorporation or organization)                   Identification Number)



   901 Main Street, Napa, California                     94559
(Address of principal executive offices)               (Zip Code)


               Registrant's telephone number, including area code:
                                 (707) 257-2440


                                 Not Applicable
              (Former name, former address and former fiscal year,
                          if changed since last report)



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                              Napa National Bancorp

                              Report of Form 8-K/A


ITEM 4.  CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANTS.

     On September 19, 1996, the Board of Directors of Napa National Bancorp (the "Registrant") retained Ernst & Young LLP to be the Registrant's auditors for the current year ending December 31, 1996. The Registrant's prior auditing firm was Deloitte & Touche LLP. Deloitte & Touche LLP had audited the Registrant's financial statements for the years ended December 31, 1988 through December 31, 1995. Deloitte & Touche LLP was dismissed on September 19, 1996.

     The former accountant's report on the financial statements for the past two years did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles.

     The decision to change auditors was recommended by the Registrant's Audit Committee and approved by the full Board of Directors.

     During the Registrant's two most recent fiscal years and any subsequent interim period preceding such dismissal there were no disagreements with the former accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope of procedure, which disagreement(s), if not resolved to the satisfaction of the former accountant, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report.

     During the Registrant's two most recent fiscal years and any subsequent interim period preceding the former accountant's dismissal none of the following reportable events occurred:

     (A) the accountant's having advised the Registrant that the internal controls necessary for the Registrant to develop reliable financial statements do not exist;

     (B) the accountant's having advised the Registrant that information has come to the accountant's attention that has led it to no longer be able to rely on management's representations, or that has made it unwilling to be associated with the financial statements prepared by management;

     (C)(1) the accountant's having advised the Registrant of the need to expand significantly the scope of its audit, or that information has come to the accountant's attention during the time period covered by this report, that if further investigated may (i) materially impact the fairness or reliability of either:



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a previously issued audit report or the underlying financial statements; or
the financial statements issued or to be issued covering the fiscal period(s) subsequent to the date of the most recent financial statements covered by an audit report (including information that may prevent it from rendering an unqualified audit report on those financial statements), or (ii) cause it to be unwilling to rely on management's representations or be associated with the Registrant's financial statements, and (2) due to the accountant's resignation (due to audit scope limitations or otherwise) or dismissal, or for any other reason, the accountant did not so expand the scope of its audit or conduct such further investigation; or

     (D)(1) the accountant's having advised the Registrant that information has come to the accountant's attention that it has concluded materially impacts the fairness or reliability of either (i) a previously issued audit report or the underlying financial statements, or (ii) the financial statements issued or to be issued covering the fiscal period(s) subsequent to the date of the most recent financial statements covered by an audit report (including information that, unless resolved to the accountant's satisfaction, would prevent it from rendering an unqualified audit report on those financial statements), and (2) due to the accountant's resignation, dismissal or declination to stand for re-election, or for any other reason, the issue has not been resolved to the accountant's satisfaction prior to its resignation, dismissal or declination to stand for re-election.

     Registrant has requested and received from Deloitte & Touche LLP, its former auditing firm, a letter addressed to the Commission stating whether it agrees with the above statements (as in response to Regulation S-K paragraph 304(a)). A copy of this letter is attached as Exhibit 16.1 to this Amendment to Form 8-K.

     During the Registrant's two most recent fiscal years, and any subsequent interim period prior to engaging the new accountant, neither the Registrant nor someone on its behalf consulted the newly engaged accountant regarding (i) either: the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant's financial statements and no written report was provided to the Registrant nor was any oral advice provided that the new accountant concluded was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in Regulation S-K paragraph 304(a)(1)(iv) and the related instructions to such item) or a reportable event (as described in Regulation S-K in paragraph 304(a)(1)(v)).



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     Registrant has requested the newly engaged accountant to review the disclosure required by the above paragraph before it was filed with the Commission. The new accountant will have the opportunity to furnish the Registrant with a letter addressed to the Commission containing any new information, clarification of the Registrant's expression of its views, or the respects in which it does not agree with the statements made by the Registrant in the above paragraph. Any such letter will be promptly filed as an exhibit to an amended Report on Form 8-K.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

         Date:  October 23, 1996.

                                   NAPA NATIONAL BANCORP


                                   By  /s/ Brian J. Kelly
                                      ------------------------------
                                           Brian J. Kelly
                                           President/Chief
                                          Operating Officer


                                   By  /s/ Joan E. Heinitz
                                      ------------------------------
                                           Joan E. Heinitz
                                              Treasurer



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                                INDEX TO EXHIBITS

Exhibit
Number                                    Exhibit
-------                                   -------

16.1            Letter from Deloitte & Touche LLP to the
                Securities and Exchange Commission, dated
                September 26, 1996.